PRUDENTIAL INVESTMENT PORTFOLIOS 14

655 Broad Street, 17th Floor

Newark, New Jersey 07102

October 13, 2016

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Prudential Investment Portfolios 14
Registration numbers 002-82976 and 811-03712

Dear Sir or Madam:

    We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated September 23, 2016 (SEC accession number 0000067590-16-002515), to the Prospectus, dated June 21, 2016 for the Prudential Floating Rate Income Fund. The purpose of the filing is to submit the 497 filing dated September 23, 2016 in XBRL for the Fund.

    Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary